Exhibit 10.24

PERSONALIS, INC.

AMENDMENT TO

CONVERTIBLE PROMISSORY NOTES

THIS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES (this “Amendment”) is entered into as of August 20th, 2018 by and among PERSONALIS, INC., a Delaware corporation (“Company”), and each of the individuals and entities set forth on the signature pages hereto (the “Holders”).

RECITALS

A.    The Holders are holders of convertible promissory notes (each, a “Note” and collectively, the “Notes”), by and between the Company and the Holders named therein dated June 29, 2017, as amended, and constitute the Requisite Holders (as defined in the Notes).

B.    The Notes provide that the terms of the Notes may be amended by the Requisite Holders.

C.    The undersigned desire to amend the Notes as set forth below.

AGREEMENT

In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.    The last sentence of the first paragraph of each of the Notes is hereby amended and restated in its entirety to read as follows:

“All unpaid interest and principal shall be due and payable upon request of the Requisite Holders on or after September 20, 2018 or such later date as may be determined by the Requisite Holders (the “Maturity Date”).”

2.    Section 2(c) of each of the Notes is hereby amended and restated in its entirety to read as follows:

“(c) Maturity Date Conversion. In the event that this Note remains outstanding on the Maturity Date, then the outstanding principal balance of this Note and any unpaid accrued interest shall upon the election of the Holder given prior to the Maturity Date, convert as of the Maturity Date into shares of the Company’s Series C Preferred Stock (the “Series C Preferred”) at a conversion price equal to the price paid per share for the Company’s Series C Preferred Stock (the “Maturity Date Conversion”).”

3.    This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

4.    Except as provided herein, the Notes shall remain unamended and in full force and effect. This Amendment may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment to Convertible Promissory Notes to be effective as of the date first above written.

COMPANY:

PERSONALIS, INC.

By:	/s/ John West
Name:	John West
Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT – NOVEMBER 2017]

IN WITNESS WHEREOF, the parties have executed this Amendment to Convertible Promissory Notes to be effective as of the date first above written.

HOLDERS:

Abingworth Bioventures V, LP
(Print Name of Holder)

/s/ James Abell
(Signature of Holder or of Authorized Signatory)

James Abell
(Print Name And Title Of Authorized Signatory, If
Applicable)

Address:	38 Jermyn Street
London
UK SW1Y6DN

Phone:	+44 207 534 1500
Fax:
Email:	legal@abingworth.com

[SIGNATURE PAGE TO AMENDMENT TO NOTES]

IN WITNESS WHEREOF, the parties have executed this Amendment to Convertible Promissory Notes to be effective as of the date first above written.

HOLDERS:

Lightspeed Venture Partners VIII, L.P.
By:	Lightspeed General Partner VIII, L.P.,
Its general partner

By:	Lightspeed Ultimate General Partner VIII, Ltd.,
Its general partner

/s/ Christopher Schaepe
(Signature of Holder or of Authorized Signatory)

Christopher Schaepe
(Print Name And Title Of Authorized Signatory, If Applicable)

Address:	2200 Sand Hill Road, Suite 100
Menlo Park, CA 94025

Phone	650-561-0700
Fax:	650-234-8333
Email:	cschaepe@lsvp.com

HOLDERS:

Lightspeed Venture Partners Select, L.P.
By:	Lightspeed General Partner Select, L.P.,
Its general partner

By:	Lightspeed Ultimate General Partner Select, Ltd.,
Its general partner

/s/ Christopher Schaepe
(Signature of Holder or of Authorized Signatory)

Christopher Schaepe
(Print Name And Title Of Authorized Signatory, If Applicable)

Address:	2200 Sand Hill Road, Suite 100
Menlo Park, CA 94025

Phone:	650-561-0700
Fax:	650-234-8333
Email:	cschaepe@lsvp.com

[SIGNATURE PAGE TO AMENDMENT TO NOTES]